UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2024, on January 22, 2024, WiSA Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreements (the “Purchase Agreements”), with each of four accredited investors (the “Investors”), pursuant to which the Company agreed to issue to the Investors, upon closing, promissory notes in the aggregate principal amount of $1,000,000 (the “Promissory Notes”) and common stock purchase warrants (the “Warrants”) to purchase up to an aggregate of 10,000,000 shares of the Company’s common stock, $0.0001 par value per share, in consideration for $600,000 (the “Private Placement”).

The closing of the Private Placement occurred on January 23, 2024, pursuant to which, the Company issued the Promissory Notes and the Warrants to the Investors in accordance with the Purchase Agreements.

The foregoing does not purport to be a complete description of each of the Promissory Notes, the Warrants, and the Purchase Agreements, and each such description is qualified in its entirety by reference to the full text of each such document, forms of which are attached as Exhibits 4.1, 4.2 and 10.1 to the Current Report on Form 8-K filed with the SEC on January 23, 2024 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof with respect to the Promissory Notes is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2024).
4.2	Form of Common Stock Purchase Warrant (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2024).
10.1	Form of Securities Purchase Agreement by and between the Company and the Investors (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer